Annual Fund Operating Expenses - Token Shares [Member] - Stablecoin Reserves Fund - Institutional Shares	Oct. 22, 2025
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.18%
Other Expenses (as a percentage of Assets):	8.03%	[1]
Expenses (as a percentage of Assets)	8.21%
Fee Waiver or Reimbursement	(8.01%)	[2]
Net Expenses (as a percentage of Assets)	0.20%

[1]	The Fund's “Other Expenses” have been estimated to reflect expenses to be incurred during the first fiscal year.
[2]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. This arrangement will remain in effect through at least March 30, 2027, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.